Entergy

The Opportunity Before Us

Investor Meetings
Feb. 26, 2016



Canal St. Ferry Terminal
New Orleans, La.

Caution Regarding Forward-Looking Statements and Regulation G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements of Entergy’s plans, beliefs or expectations, including Entergy’s plans, beliefs or expectations with respect to future earnings, revenue, expenses, financial performance, capital investment and progress in regulatory matters, including license renewal. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this presentation and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) nuclear plant relicensing, operating and regulatory risks, including any changes resulting from the nuclear crisis in Japan following its catastrophic earthquake and tsunami; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning FitzPatrick, Pilgrim or VY or any of Entergy’s other nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with strategic transactions that Entergy or its subsidiaries may undertake, including the pending acquisition of the Union power plant near El Dorado, Arkansas, including the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized and (h) economic conditions and conditions in commodity and capital markets during the periods covered by the forward-looking statements.

This presentation includes the non-GAAP financial measures of normalized ROE and credit metrics (parent debt to total debt, operational FFO to debt and debt to operational adjusted EBITDA) when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these financial measures to the most directly comparable GAAP measure. These reconciliations can be found on slides 42-45. Further information can be found in Entergy’s investor earnings releases, which are posted on our website at www.entergy.com.

Table of Contents and New or Updated Information

Section	Slides	New or Updated Information*
Presentation		
Objectives, Strategy and Execution	3	
2016 To Do List	4	EAI rate case decision
Utility: Rate base and capital plan	5-12, 34	Generation plan by year (6), transmission plan by year (8), investment details (12)
Utility: Investment plan recovery and returns	13-17	Sources of industrial sales growth (16)
Utility: Executing on the plan	18	
EWC Strategy	19	
Cash and Credit Profile	20	
Investment Thesis	21	
Appendix, Regulation G Reconciliations and Abbreviations and Acronyms		
Utility	23-34	EAI rate case decision (24); additional details on regulatory mechanisms/recovery: ELL (25), EMI (26)
EWC	35-40	Added 2/16/16 reference point (energy price) (36); NEW: earnings impact from EWC impairments (39)
Save the Date – 2016 Analyst Day	41	
Regulation G reconciliations	42-45	
Abbreviations and acronyms	46-47	Updated

* Reflects updates since Feb. 18, 2016 earnings webcast presentation, Jan. 7-8, 2016 Investor Meetings handout and Nov. 10, 2015 EEI 50th Financial Conference handout

Objectives, Strategy and Execution

Our Objectives

- For owners, deliver top quartile returns
- For customers, deliver top quartile customer satisfaction
- For employees, earn a top quartile organizational health score
- For communities, maintain an active role in education/workforce development and other initiatives

Our Strategy

- Steadily grow the Utility by investing to benefit customers while maintaining competitive rates, with ready access to capital and timely and predictable investment recovery providing the financial strength and flexibility we need to make investments
- Manage risk at EWC through safe operations, commercial diligence and regulatory execution and free up resources to invest in other opportunities

Execution

- Plan for execution laid out in our 2016 To Do List

2016 To Do List

Significant Developments[1] (*subject to change*)

1Q	2Q	3Q	4Q
• Union acquisition close ✓ EAI rate case decision* • ETI DCRF✓, TCRF decisions • EMI forward-looking FRP filing • ANO NRC column 4 inspection ✓ FitzPatrick reliability analysis resolution • Industrial expansion ramp up and/or in-service	• Generation resource bid selections • ELL FRP filing • Pilgrim refueling decision • Industrial expansion ramp up and/or in-service • 2016 Analyst Day	• St. Charles power plant LPSC order • EAI forward test year FRP filing • Begin making staggered smart meter regulatory filings, where applicable • System Agreement termination • Industrial expansion ramp up and/or in-service	• Annual dividend review • Industrial expansion ramp up and/or in-service

* Reflects updates since Feb. 18, 2016 earnings webcast presentation

[1] Table provides estimated timing for completion of key initiatives, which are subject to regulatory approvals or other requirements or factors that could lead to changes

Investment Results in Rate Base Growth



Projected Rate Base[1]; $B
25
20
15
10
5
0
~17.5
~19-19.5
~20-21
~22-23
15
16E
17E
18E

[1] Internal estimate as of November 2015, based on last-approved rate base adjusted for assumed changes in the major rate base components; deferred taxes are deducted from rate base for all OpCos, including EAI

Generation Investment Will Modernize, Improve Efficiency



Generation Capital Spending; $M*
2,000
1,600
1,200
800
400
0
Union
New Build
Regulatory
Reliability
Baseline
15
16E
17E
18E

Union – To meet increased demand and modernize the generation fleet

New Build – To replace aging facilities and meet increased demand

Regulatory – To meet regulatory requirements (primarily NRC)

Reliability – To improve reliability of certain legacy units through targeted sustainability spending

Baseline – To maintain normal operations of the units

* Reflects updates since Jan. 7-8, 2016 Investor Meetings handout

Identified Resources Will Transform Generation Portfolio

Projected 2025 ***Illustrative***

Utility Non-Nuclear Plant Capability; MW by Year of Commercial Operation



2,500
2,000
1,500
1,000
500
0
~9,600 MW Pre-1985
CT/CCGT
~5,960 MW
Identified Resources
Legacy Gas/Oil
Assumed
deactivations
Coal
1950
55
60
65
70
75
80
85
90
95
2000
05
10
15
20E
25E

Investment to Improve the Grid, Connect New Customers

Transmission Capital Spending; $M*


900
800
700
600
500
400
300
200
100
0
Economic
Asset Management
Growth
Reliability
Other
15
16E
17E
18E

Economic – To maximize benefits to our customers from our participation in the MISO market by eliminating congestion when economic

Asset Management – To replace equipment or improve efficiency with better technology

Growth – To serve step changes in load from industrial growth

Reliability – To satisfy reliability requirements

* Reflects updates since Jan. 7-8, 2016 Investor Meetings handout

Large Portion of Transmission Plan in Advanced Stages

Approved by MISO or normal asset management

2016E-2018E Transmission Capital Plan

Illustrative



Future MISO
MTEP 16
(December 2016 approval)
Pre-MISO
(projects underway)
MTEP14
(projects underway)
MTEP 15
(approved December 2015)
Non-MISO
(primarily asset management)

Industry issues can affect transmission capital needs

- Environmental regulation (e.g., Clean Power Plan)
- Physical and cyber security
- Connecting new supply and/or new load
- Reliability standards

Evaluating Grid Investments to Deliver Customer Benefits

Modernizing grid to improve reliability, meet customer expectations

Case for Investment

Modernization

- Infrastructure investment to improve reliability
- Critical asset hardening
- Reduce cost profile

New technologies, models

- Smart meters
- Smart grid devices and operational technology
- Distributed energy resources

Evolving customer demands

- Digital access
- Choices and options for services and rates
- Greater expectations in service quality

Customer benefits

Enhanced reliability
Lower bills
Improved customer service

Grid Investments Provide Customer Benefits

Still in early stages

Illustrative

Technology-Enabled Grid Reliability and Resiliency


Storm Hardening


Animal Mitigation

Examples of devices for visibility and control


Capacitor Banks


Power Transformers


Voltage Regulators


Feeder Breakers

Smart Grid Systems and Devices


Smart Meters


Smart Devices


Smart Systems

Smart Grid Technologies


Distributed Energy Resources Enablement


Battery Storage


Micro Grids


REMOTE HOME CONTROL
22°C
Home Area Networks

Confident in the Level of Investment

Projects may vary depending on opportunities that materialize

2016E-2018E Capital Plan

New generation resources needed

- Strategic replacement of older units
- Expiring PPAs
- Increasing demand

Also dependent upon:

- Level of demand (impacts timing)
- Alternatives for new/renewed PPAs
- Competitive RFPs
- Environmental

Smart grid*

- Foundational for other grid modernization investments
- Expect regulatory filings between 3Q16 and 3Q17

Transmission investment under MISO processes

Other Opportunities

Grid modernization

- Continue to evaluate grid modernization investments that could benefit customers

Natural gas reserves

- Evaluating benefits of reducing volatility of natural gas prices through purchasing reserves

* Reflects updates since Jan. 7-8, 2016 Investor Meetings handout

Flexible Regulatory Mechanisms for Investment Recovery

Financial flexibility to make investments to benefit customers

2016E-18E Utility Capital Plan by Recovery Mechanism*

Illustrative



Riders
Rate Cases/ Other
New Generation FRP Adjustment/ Capacity Rider
Forward-Looking FRP
Traditional FRP

* Reflects updates since Jan. 7-8, 2016 Investor Meetings handout

Reflects capital investment, not rate base. Capital projects reflected in rate base when closed to plant; multi-year projects will have timing differences. Depreciation and other components of rate base are also not reflected.

Efforts to Mitigate Bill Effects Ongoing

Levers include managing costs, productive investments, sales growth

Examples of Things that Help Mitigate Customer Cost

Effort	Highlights
Joining MISO	Estimated $236M energy savings in 2014
Productive Investment	Includes • Generation and/or transmission projects to manage production costs • Investments to improve productivity • Distribution investments to lower both cost and usage
Sales Growth	Annual sales growth to spread fixed costs over larger customer base

Strong Industrial Sales

Industrial sales growth averaging close to 4% over last 6 years



Industrial Sales; GWh
50
40
30
20
10
0
35.6
38.8
40.8
41.2
41.7
43.7
44.4
09
10
11
12
13
14
15

Industrial Sales Growth – Where's It Coming From?

2015-18: Industrial Growth[1]*



Total Industrial Growth
Existing
New/ Expansion
Earlier Stages
Advanced Stages²

Projects making up ~60%* of *Advanced Stages*

Company (State)	Industry Segment	Phase
Big River Steel (AR)	Steel Mill	Construction
Sasol (LA)	Cracker/ Chemicals Complex	Construction
Cameron LNG Trains 1-3 (LA)	Liquefaction	Construction
C.F. Industries (LA)	Urea/ Nitrogen	In Service
Natgasoline (TX)	Methanol	Construction
Methanex (LA)	Methanol	Construction

* Reflects updates since Nov. 10, 2015 EEI 50th Financial Conference handout
[1] Subject to construction (timing and ramp) and general economic risks
[2] Advanced stage projects include those recently in service, under construction or with a final investment decision

Initiatives to Close Gap to Allowed ROE Levels

LTM 12/31/15 Normalized ROE[1]; %



16
12
8
4
0
FRP
Rate case order 2/23/16[2]
3.0
9.2
1.1[4]
8.5
13.6
DCRF order and TCRF pending[3]
7.6
1.6[4]
As-Reported
8.2
0.7[4]
EAI
ELL
EMI
ENOI
ETI
Utility

[1] See slide 42 for calculation
[2] See slide 24 for status
[3] See slide 29 for status
[4] Impact of regulatory charge on ROE
Chart reflects GAAP ROE, with adjustments for weather, special items and tax rates; regulatory ROE may vary

Summary – Executing on Utility Plan

Topic	Outlook
Capital Plan	Robust capital plan driven by growth in generation and transmission investment and some new grid investment (additional under evaluation)
Regulatory Alignment	Regulatory activity geared toward serving customer needs, to create better opportunity to serve customers and facilitate growth
Mitigating Bill Effects	Through controlling cost of service and sales growth

Executing on EWC Strategy

Continuing Operations

IPEC



- Size and location support positive cash flow
- Expect to operate into next decade

Palisades



- PPA in place until April 2022

Cooper



- Management contract in place

Non-Nuclear

- 213 MW CCGT cogen plant
- 181 MW coal facilities
- 80 MW wind facilities

Decisions to Close/Divest

VY



- Plant closed December 2014
- Plant in SAFSTOR (decommissioning)

Pilgrim



- Announced decision to close by 6/1/19

FitzPatrick



- Announced decision to close on 1/27/17

RISEC



- Sale closed 12/17/15

Cash and Credit Profile

Cash and Credit Metrics

Cumulative OCF; $B



16
12
8
4
0
~$12.5-13 over 4 years
15
16E
17E
18E

Parent Debt to Total Debt; %



24
16
8
0
21.9
Target 18-20%
4Q15
Target

Debt to EBITDA; Times



6
4
2
0
4.1
Max range 3.5-4.5
4Q15
Target

FFO to Debt; %



30
20
10
0
25.7
Min range 13-23%
4Q15
Target

Credit Ratings[1]

(positive outlook in green)

Entity	S&P	Moody's
EAI	A- (pos.)	A3 (pos.)
ELL	A- (pos.)	A2
EMI	A- (pos.)	A3
ENOI	A- (pos.)	Baa2
ETI	A- (pos.)	Baa1
SERI	A- (pos.)	Baa1
Entergy	BBB (pos.)	Baa3 (pos.)

Entergy

[1] Senior secured ratings for the OpCos and SERI; corporate credit rating for Entergy

Investment Thesis

Strategy and execution

Strategy	
Grow the Utility by investing to benefit customers while maintaining competitive rates, with ready access to capital and timely and predictable investment recovery providing the financial strength and flexibility we need to make investments	Manage risk at EWC through safe operations, commercial diligence and regulatory execution and free up resources to invest in other opportunities

Execution	
To date, progress on identified key initiatives including completion of operational projects, new and supportive legislation, regulatory filings, execution on EWC strategy and dividend increase	Looking ahead, solid and predictable capital plan with growth in generation and transmission, and potential for distribution/ grid modernization; growing investment foundation for earnings and dividend growth

Appendix, Regulation G Reconciliations and Abbreviations and Acronyms

Utility Overview

2015 Electric Retail Sales; %[1]



Governmental
2
Residential
32
Industrial
40
26
Commercial

2015 Generation Portfolio; %[1]



Coal
11
24
Nuclear
Gas/Oil/Hydro
65

EAI

- Electric utility
- 705,000 electric customers
- Authorized ROE range: 9.25-10.25%
- Forward test year FRP

ELL

- Electric and gas utility
- 1,064,000 electric customers
- 94,000 gas customers
- Authorized ROE ranges:
  - Electric 9.15-10.75%
  - Gas 9.45-10.45%
- Electric FRP, Gas Rate Stabilization Plan

EMI

- Electric utility
- 445,000 electric customers
- Authorized ROE: 10.07%
- FRP with forward looking features

ENOI

- Electric and gas utility
- 197,000 electric customers
- 105,000 gas customers
- Authorized ROE ranges:
  - Electric 10.7-11.5%
  - Gas 10.25-11.25%
- Rate cases

ETI

- Electric utility
- 434,000 electric customers
- Authorized ROE: 9.8%
- Rate cases

[1] % of 2015 weather-adjusted GWh electric retail sales and % of owned and leased MW capability for generation portfolio

EAI


Entergy
Arkansas

LTM 12/31/15 Book ROE; %


3.6
3.0
Book
Normalized[1]

EAI – Electric Utility*

Metric	Detail
Customers	705,000
Authorized ROE	9.25-10.25%
Rate Base [2]	$5.858B retail rate base, as of 3/31/15 test year with known and measurable changes through 3/31/16, approved 2/23/16
WACC (after-tax)	4.52%
Equity Ratio	28.6% including $1.8B ADIT at 0% cost (42.7% traditional equity ratio)
Regulatory Construct	5-year forward test year FRP (2017-2021 test year); result outside authorized ROE range resets to midpoint/no sharing; maximum rate change 4% of filing year total retail revenue; true-up of projection to actuals netted against next projection
Last Rate Change[2]	Net rate increase of $128M effective 2/24/16
Riders	MISO, capacity costs, Grand Gulf, energy efficiency, fuel and purchased power

Date	Event
2/26/16	Deadline to accept or request hearing

See slide 34 for 2016E-2018E capital spending estimate

* Reflects updates since Feb. 18, 2016 earnings webcast presentation
[1] See slide 42 for calculation
[2] Includes Union assuming close by 3/24/16; if Union closes after 3/24/16, it would be recovered through Rider CA

ELL


Entergy
Louisiana

ELL – Electric and Gas Utility

Metric	Detail – Electric	Detail – Gas
Customers	1,064,000	94,000
Authorized ROE	9.15-10.75%	9.45-10.45%
Last Filed Rate Base	$6.944B, filed on 9/1/15; (12/31/14 test year); excludes ~$645M rate base for Ninemile 6 (first year average rate base)	$0.055B, filed on 1/29/16; based on 9/30/15 test year
WACC (after-tax)	7.74%	7.88% (EGSL legacy)
Equity Ratio	49.68%	52.53% (EGSL legacy)
Regulatory Construct	3-year FRP, 2014-2016 test years; 60/40 customer/ company sharing outside bandwidth; cumulative $30M rate increase cap[2*]	Rate Stabilization Plan (50BP dead band, 51-200BP 50% sharing, >200BP adjust to 200BP plus 75BP sharing)
Riders/Specific Recovery	Capacity, MISO, Ninemile 6 and Union outside of sharing, fuel	Gas infrastructure

LTM 12/31/15 Book ROE; %


9.8
9.2
1.1
Impact of regulatory charge
Book
Normalized[1]

See slide 34 for 2016E-2018E capital spending estimate

* Reflects updates since Feb. 18, 2016 earnings webcast presentation
[1] See slide 42 for calculation
[2] Inclusive of initial $10M increase at legacy ELL effective December 2014

EMI


Entergy
Mississippi

EMI – Electric Utility*

Metric	Detail
Customers	445,000
Authorized ROE	10.07%; annual redetermination based on formula
Rate Base	$2.014B (12/31/15 test year), approved 12/11/14
WACC (after-tax)	7.51%
Equity Ratio	47-48% based on 2015 forecast
Regulatory Construct	FRP with forward looking features; annual redetermination subject to performance based bandwidth calculation and subject to annual "look-back" evaluation; maximum rate increase 4% of test year retail revenue
Riders	Power Management Rider, Grand Gulf, Fuel, MISO, Unit Power Cost, Storm Damage, Energy Efficiency

LTM 12/31/15 Book ROE; %


9.1
8.5
Book
Normalized[1]

See slide 34 for 2016E-2018E capital spending estimate

* Reflects updates since Feb. 18, 2016 earnings webcast presentation
[1] See slide 42 for calculation

ENOI



Entergy New Orleans

ENOI – Electric and Gas Utility

Metric	Detail – Electric	Detail – Gas
Customers	197,000	105,000
Authorized ROE	10.7-11.5%	10.25-11.25%
Rate Base (filed on 5/31/12)	$0.299B (12/31/11 test year)	$0.089B (12/31/11 test year)
WACC (after-tax)	8.58%	8.40%
Equity Ratio	50.08%	50.08%
Regulatory Construct	Rate case	Rate case
Riders/Specific Recovery	Fuel, Capacity (i.e., Ninemile 6)	Purchased Gas

LTM 12/31/15 Book ROE; %



15.2
13.6
Book
Normalized[1]

See slide34 for 2016E-2018E capital spending estimate

[1] See slide 42 for calculation

ETI



Entergy Texas

ETI – Electric Utility

Metric	Detail
Customers	434,000
Authorized ROE	9.8%
Rate Base	$1.634B (3/31/13 adjusted test year), filed on 9/25/13
WACC (after-tax)	8.22%
Equity Ratio	48.6%
Regulatory Construct	Rate case
Last Rate Change	DCRF increase of $5.05M effective 1/1/16
Riders	Rate case expenses; RPCE payments; riders in place or available include fuel, capacity, distribution and transmission, among others

LTM 12/31/15 Book ROE; %



7.5
1.6
7.6
Impact of regulatory charge
Book
Normalized[1]

See slide 34 for 2016E-2018E capital spending estimate

[1] See slide 42 for calculation

ETI
Additional regulatory highlights

TCRF Filed Sept. 11, 2015 (Docket No. 45084)

- Requesting $13M increase, incremental to base rates
- Reflects ~$59M in incremental transmission investment (net of accumulated depreciation and ADIT) since the end of the test year in the last concluded rate case (3/31/13) through 6/30/15
- Requested effective date 35 days after filing of application; effective date suspended by PUCT until 3/14/16

Key Dates

Date	Event
In February	ALJ proposal for decision
3/3/16	March open meeting
3/14/16	Effective date

SERI



SERI – Generation Company

Metric	Detail
Principal Asset	An ownership and leasehold interest in the Grand Gulf Nuclear Station
Authorized ROE	10.94%
Last Calculated Rate Base	$1.295B, as of 12/31/15
WACC (after-tax)	8.99%
Equity Ratio	65%[1]
Regulatory Construct	Monthly cost of service

Energy and Capacity Allocation[2]; %



ENOI
17
EAI
36
EMI
33
ELL
14

See slide 34 for 2016E-2018E capital spending estimate

[1] Sale/leaseback is excluded from capital structure, treated as an operating lease and recovered as an O&M cost
[2] Reflects percentages under SERI's Unit Power Sales Agreement

Generation Projects Overview

Project	MW	Jurisdictions	Cost	In-Service	Status
Union CCGT	1,980	ELL, ENOI, EAI	$948M[1]	1Q16	In regulatory review process; targeting close in 1Q16
St. Charles CCGT	~980	ELL	TBD	2019	In regulatory review process; targeting decision in 1H16
ENOI CT	~250	ENOI	TBD	2019	Under development
ELL CCGT	Up to 1,000	ELL	TBD	2020	In RFP process; targeting selections by April 2016
WOTAB CT	~500	ELL	TBD	2023	Under development
ETI CCGT	Up to 1,000	ETI	TBD	2021	In RFP process; targeting selections by April 2016
EAI CT	~250	EAI	TBD	2021	Under development

[1] Purchase price only

Union Power Station Acquisition

Regulatory approval processes

OpCo	Docket	MW	Approved	Annual Revenue Requirement	Recovery Method
EAI	14-118-U	495	11/30/15[1]	$50M (proposed)	• Base rates, if transaction closes before 3/24/16 • Rider CA for interim recovery if transaction closes after 3/24/16
ELL	U-33510	990	10/28/15[1]	$90.5M	• Through Additional Capacity Mechanism of the FRP • Recover from legacy EGSL customers beginning in first month following closing
ENOI	UD-15-01	495	11/19/15[2]	$54.0M	• Through capacity rider until next base rate case

- Total purchase price of $948M (subject to a potential increase of $30.5M on each of 5/1/16 and 9/1/16 if specified approvals are not obtained prior to such date)
- Amended FERC 203 filing made 9/18/15
- Additional information supplied to FERC on the pending 203 application and 30 day comment period ended 1/6/16 (Docket EC15-98-000); FERC decision pending
- HSR Antitrust Improvements Act – ETR has complied with the applicable information requirements and believes there are no HSR impediments to completion of the transaction

[1] Additional regulatory filings would be necessary for recovery of any increase to the purchase price
[2] If approvals not received by 4/30/16, ENOI must make an explanatory filing and can also seek appropriate relief

St. Charles Power Station

Regulatory approval process

Transaction Overview – LPSC Docket U-33770

Item	Details
MW	~980
Total Investment	Confidential
Plant Type/Fuel	CCGT/natural gas
Location	Montz, LA
In-Service Date	June 2019
Jurisdiction	ELL
Recovery Mechanism	FRP adjustment outside sharing for the first year, if in effect when the project is placed in service, or through base rate case filing
Status	ELL and EGSL filed joint application at LPSC on 8/25/15



Key Dates

Date	Event
2/26/16	Staff/intervenors' cross-answering testimony
3/11/16	ELL's rebuttal testimony
4/13/16	Joint pre-trial order filing/pre-hearing briefs due
4/18-22/16	Hearing

Utility Capital Plan

Utility Capital Plan 2016E-2018E; $M

2016E	EAI	ELL	EMI	ENOI	ETI	SERI	ESI	Utility
Generation	395	955	35	275	40	90	0	1,790
Transmission	175	270	135	5	105	0	25	715
Distribution	210	290	130	35	110	0	0	775
Other	65	60	20	30	35	5	55	270
Total	*845*	*1,575*	*320*	*345*	*290*	*95*	*80*	*3,550*
2017E	EAI	ELL	EMI	ENOI	ETI	SERI	ESI	Utility
Generation	135	810	40	80	40	50	0	1,155
Transmission	185	375	145	15	130	0	0	850
Distribution	240	310	110	40	110	0	0	810
Other	30	50	20	25	15	10	50	200
Total	*590*	*1,545*	*315*	*160*	*295*	*60*	*50*	*3,015*
2018E	EAI	ELL	EMI	ENOI	ETI	SERI	ESI	Utility
Generation	135	800	50	100	230	65	0	1,380
Transmission	125	285	85	10	220	0	0	725
Distribution	200	275	120	40	120	0	0	755
Other	45	45	10	25	10	15	35	185
Total	*505*	*1,405*	*265*	*175*	*580*	*80*	*35*	*3,045*
Total 2016E-2018E	1,940	4,525	900	680	1,165	235	165	9,610
Total depreciation expense 2016E-2018E	850	1,455	435	190	355	365	N/A	3,650

Entergy

Totals may not foot due to rounding

[1] Depreciation for ESI is allocated to OpCos

EWC Overview

Region Breakdown; %


Other
1
MISO
25
NYISO
60
NEPOOL
14

Generation Portfolio; %


Gas &
Oil
5
Other
5
Nuclear
90

EWC Nuclear Plants

	FitzPatrick	Indian Point 2	Indian Point 3	Palisades	Pilgrim
ETR Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99
COD	July 1975	Aug. 1974	Aug. 1976	Dec. 1971	Dec. 1972
License Expiration	10/17/34	9/28/13[1]	12/12/15[1]	3/24/31	6/8/32
Net MW Owned	838	1,028	1,041	811	688
Energy Market (closest hubs)	NYISO A	NYISO G	NYISO G	MISO Indiana	NEPOOL Mass Hub
Net Book Value of Plant and Related Assets as of 12/31/15[2]	$161M	$1,178M	$1,503M	$513M	$87M
Planned closing date	1/27/17				by 6/1/19

EWC Non-Nuclear Plants

	ISES 2	Nelson 6	RS Cogen	Top of Iowa	White Deer
COD	1983	1982	2002	2001	2001
Fuel Type/ Technology	Coal	Coal	CCGT Cogen	Wind	Wind
Net MW Owned	121	60	213	40	40
Market	MISO	MISO	MISO	MISO	SPP

Entergy.

1 Initial expiration dates; on 9/29/13 and 12/13/15, Indian Point 2 and 3 began operating under "timely renewal"
2 Not including decomm. trusts; plant book value includes any capitalized asset retirement cost, therefore changes in timing or other assumptions that affect the decommissioning liability can increase or decrease a plant's book value

Energy Prices

EWC Northeast Nuclear Energy Prices; $/MWh[1]



50
40
30
20
@ 12/31/15 (Solid: weighted by capacity)
@ 12/31/15 (Dotted: weighted by open position)
@ 02/16/2016 (Solid: weighted by capacity)2*
16E
17E
18E
19E
20E

* Reflects updates since Feb. 18, 2016 earnings webcast presentation
[1] Assumes shutdown of FitzPatrick planned for Jan. 27, 2017 and shutdown of Pilgrim June 1, 2019
[2] Decline in 2016 average price weighted by open position ~$4/MWh (Feb. 16, 2016 vs. Dec. 31, 2015)

Capacity Prices

NYISO Cleared Capacity Prices For Delivery May 2014-April 2016; $/kW-mo


14
12
10
8
6
4
2
0
Spot
Monthly LHV
LHV Strip
May-14
Nov-14
May-15
Nov-15


10
8
6
4
2
0
Spot
Monthly ROS
ROS Strip
May-14
Nov-14
May-15
Nov-15

ISO-NE Capacity Prices For Delivery January 2014-May 2020; $/kW-mo


20
15
10
5
0
Monthly Auctions
FCAs
Reconfiguration Auctions
FCA 9 SEMARI Zone
FCA 10
FCA 8 existing resources
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20

EWC Capital Plan

EWC Capital Plan 2016E-2018E; $M

Plant	2016E	2017E	2018E	Total
Pilgrim/FitzPatrick	50	35	25	110
Palisades	95	115	70	280
IPEC	115	85	120	320
Total Capital Investment	260	235	215	710

Comments:

- Capital plan does not include nuclear fuel or refueling outage costs
- For Pilgrim and FitzPatrick, capital spending will be expensed when incurred and classified as a special item, therefore excluded from operational results

Earnings Impacts from EWC Impairments

Impairments reduce future expenses

Operational EPS Impact from 2015 Impairments by Category*


0.80
0.60
0.40
0.20
0.00
(0.20)
0.14
0.63
Depreciation
RFO
Nuclear Fuel
0.29
0.26
0.06
(0.04)
15
16E
17E
18E
19E
20E

- For Pilgrim, spring 2017 fuel and refueling outage costs will be expensed when incurred and classified as a special item, therefore excluded from operational results (currently expected to be ~$0.21 for fuel and ~$0.14 for refueling outage costs)*
- For Palisades and IPEC, future fuel and refueling outage costs will be capitalized to the balance sheet and amortized over the remaining life of the capitalized asset and included in as-reported and operational results

* Reflects updates since Feb. 18, 2016 earnings webcast presentation

IPEC License Renewal Status

Expect process to successfully continue through the decade

Path	Background
NRC	• Track 1 appeals resolved in Entergy's favor; two appeals remain pending, NRC ordered further briefing to assist with final decisions • Track 2 hearings conducted 11/16/15 through 11/19/15
CZM	• Path 1: IPEC held grandfathered, thus exempt from CZM Act review in 5-0 decision by NYS Appellate Division, December 2014; NY Court of Appeals (highest state court) granted NYSDOS leave to appeal 6/4/15; oral argument not yet scheduled* • Path 2: NRC staff is considering filings by ETR and NYSDOS on whether IPEC was previously reviewed under CZM Act; once staff states its position, disappointed party may propose a contention • Path 3: Consistency certification withdrawn November 2014, withdrawal disputed by NYSDOS; NYSDOS denied certification on 11/6/15; NOAA delayed decision on effectiveness of withdrawal until final NYS court decision on grandfathering; Entergy also challenging objection as based on preempted nuclear safety grounds in federal suit filed 1/14/16
WQC/ SPDES	• Path 1: Hearings on NYSDEC Staff's alternative best technology available proposal (permanent summertime outages) and other pending issues were concluded on 9/29/15; briefing set for May and July 2016 • Path 2: Waiver notice pending for WQC before NRC while litigation continues

* Reflects updates since Feb. 18, 2016 earnings webcast presentation

Save the Date 2016 Analyst Day

Entergy Corporation's 2016 Analyst Day

When: June 9th

Where: New York City

Regulation G Reconciliations

Table 1: Normalized ROE
Reconciliation of GAAP to Non-GAAP Measures
2015

($ in millions)

		EAI	ELL	EMI	ENOI	ETI	Utility[1]
As-reported earnings available to common stock	(a)	67.4	440.9	89.9	44.0	69.6	1,096.9
Add back:							
Preferred dividend requirement	(b)	6.9	5.7	2.8	1.0	-	17.6
Income taxes	(c)	40.5	178.7	61.9	25.2	37.2	16.8
As-reported income before income taxes	(d) = (a)+(b)+(c)	114.8	625.3	154.6	70.1	106.9	1,131.3
Less certain items (pre-tax):							
Weather	(e)	12.4	26.1	14.0	4.7	(0.9)	56.3
Regulatory credit for tax sharing agreement	(f)	-	-	-	-	-	(107.0)
Normalized income before taxes	(g) = (d)-(e)-(f)	102.4	599.2	140.6	65.5	107.8	1,182.0
State-specific standard income tax rate	(h)	39.23%	38.48%	38.25%	38.48%	35.00%	38.50%
Income tax at state-specific standard rate	(i) = (g)*(h)	40.2	230.6	53.8	25.2	37.7	455.1
Normalized earnings applicable to common stock	(j) = (g)-(i)-(b)	55.4	362.9	84.0	39.3	70.1	709.3
Affiliated preferred	(k)	-	127.6	-	-	-	131.2
Normalized earnings applicable to common stock, adjusted for affiliate preferred	(l) = (g)-[(g)-(k)]*(h)-(b)	55.4	412.0	84.0	39.3	70.1	759.8
Average common equity	(m)	1,857.9	4,487.1	987.1	289.0	926.6	9,241.2
As-reported ROE	(a)/(m)	3.6%	9.8%	9.1%	15.2%	7.5%	11.9%
Normalized ROE	(l)/(m)	3.0%	9.2%	8.5%	13.6%	7.6%	8.2%
As-reported regulatory charge (pre-tax)	(n)		77.0			23.5	100.5
Tax affected regulatory charge	(n)*(1-h)		47.4			15.3	61.8
Impact of regulatory charge on ROE	[(n)*(1-h)]/(m)		1.1%			1.6%	0.7%

[1] Utility does not equal the sum of the OpCos due primarily to the Louisiana Business Combination tax benefits (net of sharing) recorded at EGSL, LLC and EL Investment Company, LLC (parent companies of Entergy Utility Holding Co.), SERI as-reported income of $111M, normalized income of ~$102M, average common equity of $826M; Calculations may differ due to rounding

Regulation G Reconciliations

Table 2: Parent Debt to Total Debt Reconciliation of GAAP to Non-GAAP Measures 4Q15		
($ in millions)		
		4Q15
Entergy Corporation notes:		
Due January 2017		500
Due September 2020		450
Due July 2022		650
Total parent long-term debt		1,600
Revolver draw		835
Commercial paper		422
Total parent debt	(a)	2,857
Total debt		13,850
Less securitization debt		775
Total debt, excluding securitization	(b)	13,075
Parent debt to total debt (%)	(a)/(b)	21.9

Regulation G Reconciliations

Table 3: Operational FFO to Debt Reconciliation of GAAP to Non-GAAP Measures 4Q15		
($ in millions)		4Q15
Net cash flow provided by operating activities (LTM)		3,291
AFUDC-borrowed funds		(27)
Less working capital in OCF:		
Receivables		38
Fuel inventory		(12)
Accounts payable		(135)
Prepaid taxes and taxes accrued		82
Interest accrued		(11)
Other working capital accounts		(114)
Securitization regulatory charge		107
Total		(45)
FFO (LTM)		3,309
Add back: FFO specials:		
Decisions to close VY, FitzPatrick and Pilgrim (pre-tax)		55
Operational FFO (LTM)	(a)	3,364
Total debt		13,850
Less securitization debt		775
Total debt, excluding securitization	(b)	13,075
Operational FFO to Debt	(a)/(b)	25.7%

Regulation G Reconciliations

Table 3 (continued): Debt to Operational Adjusted EBITDA Reconciliation of GAAP to Non-GAAP Measures 4Q15		
($ in millions)		4Q15
As-Reported consolidated net income (LTM)		(157)
Add back: interest expense		643
Add back: income tax expense		(643)
Add back: depreciation and amortization		1,337
Add back: regulatory charges (credits)		175
Subtract: securitization proceeds		137
Subtract: interest and investment income		187
Subtract: AFUDC-equity funds		52
Add back: decommissioning expense		280
Adjusted EBITDA (LTM)		1,259
Add back: special item: Decisions to close VY, FitzPatrick and Pilgrim (pre-tax)		1,658
Add back: special item: Palisades asset impairment and related write-offs (pre-tax)		396
Add back: special item: Top Deer investment impairment (pre-tax)		37
Add back: special item: Gain on the sale of RISEC (pre-tax)		(154)
Operational Adjusted EBITDA (LTM)	(c)	3,196
Debt to Operational Adjusted EBITDA, excluding securitization	(b)/(c)	4.1

Abbreviations and Acronyms

Abbreviations and Acronyms	
ADIT	Accumulated deferred income taxes
AFUDC-borrowed funds	Allowance for borrowed funds used during construction
AFUDC-equity funds	Allowance for equity funds used during construction
ALJ	Administrative law judge
APSC	Arkansas Public Service Commission
ANO	Arkansas Nuclear One (nuclear)
BP	Basis point
CCGT	Combined cycle gas turbine
CCNO	Council of the City of New Orleans, Louisiana
COD	Commercial operation date
Cooper	Cooper Nuclear Station
CT	Simple cycle combustion turbine
CZM	Coastal zone management
DCRF	Distribution cost recovery factor rider
EAI	Entergy Arkansas, Inc.
EBITDA	Earnings before interest, income taxes, depreciation and amortization
EEI	Edison Electric Institute
EGSL	Entergy Gulf States Louisiana, L.L.C.
ELL	Entergy Louisiana, LLC
EMI	Entergy Mississippi, Inc.
ENOI	Entergy New Orleans, Inc.
ESI	Entergy Services, Inc.

Abbreviations and Acronyms	
ETI	Entergy Texas, Inc.
ETR	Entergy Corporation
EWC	Entergy Wholesale Commodities
FCA	Forward capacity auction
FERC	Federal Energy Regulatory Commission
FitzPatrick	James A. FitzPatrick Nuclear Power Plant
FRP	Formula rate plan
FFO	Funds from operations
GAAP	Generally accepted accounting principles
Grand Gulf	Unit No. 1 of Grand Gulf Nuclear Station (nuclear), 90% owned or leased by SERI
HSR	Hart-Scott-Rodino
Indian Point 2	Unit 2 of Indian Point Energy Center (nuclear)
Indian Point 3	Unit 3 of Indian Point Energy Center (nuclear)
IPEC	Indian Point Energy Center (nuclear)
ISES	Independence Steam Electric Station (coal)
ISO	Independent system operator
ISO-NE	ISO New England
LHV	Lower Hudson Valley
LPSC	Louisiana Public Service Commission
LTM	Last twelve months
MISO	Midcontinent Independent System Operator, Inc.
MTEP	MISO Transmission Expansion Planning
MPSC	Mississippi Public Service Commission
NEPOOL	New England Power Pool

Abbreviations and Acronyms (continued)

Abbreviations and Acronyms	
Ninemile 6	Ninemile Point Unit 6
NOAA	National Oceanic and Atmosphere Administration
NRC	Nuclear Regulatory Commission
NYISO	New York Independent System Operator, Inc.
NYS	New York State
NYSDEC	New York State Department of Environmental Conservation
NYSDOS	New York State Department of State
O&M	Operation and maintenance expense
OCF	Operating cash flow
OpCo	Utility operating company
Palisades	Palisades Power Plant (nuclear)
Pilgrim	Pilgrim Nuclear Power Station (nuclear)
PPA	Purchased power agreement or power purchase agreement
PUCT	Public Utility Commission of Texas
RFP	Request for proposal
Rider CA	Capacity acquisition rider
RISEC	Rhode Island State Energy Center

Abbreviations and Acronyms	
ROE	Return on equity
ROS	Rest of state
RPCE	Rough production cost equalization
SEC	U.S. Securities and Exchange Commission
SEMARI	Southeast Massachusetts/Rhode Island
SERI	System Energy Resources, Inc.
SPDES	State Pollutant Discharge Elimination System
SPP	Southwest Power Pool
St. Charles power plant	St. Charles Power Station
TCRF	Transmission cost recovery factor
Top Deer	Top Deer Wind Ventures, LLC
Union	Union Power Station
VY	Vermont Yankee Nuclear Power Station (nuclear)
WACC	Weighted-average cost of capital
WOTAB	West of the Atchafalaya Basin
WQC	Water Quality Certification